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                           SMITH BARNEY INCOME FUNDS
                               on behalf of the
                           SMITH BARNEY CAPITAL AND
                           INCOME FUND (the "Fund")

                  Supplement dated May 12, 2003 to Prospectus
                             dated April 30, 2003

   The following information supercedes, as applicable, certain information set forth in the prospectus of the fund under the section "Management."

   Effective April 30, 2003, Mark McAllister is solely responsible for the day-to-day management of the Fund's portfolio.

   Ross Margolies no longer serves as a co-portfolio manager of the Fund.

   The sub-adviser provides investment management and advisory services to mutual funds and currently manages $36 billion.


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